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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS







We hereby consent to the use in this Amendment No. 6 to the Registration Statement on Form S-1 of our report dated February 7, 2000, relating to the financial statements of Bidder's Edge, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP



Boston, Massachusetts
March 15, 2000